UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): March 16, 2007

Quanta Capital Holdings Ltd.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-50885

Bermuda	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1 Victoria Street,

Second Floor

Hamilton HM 11

Bermuda

(Address of Principal Executive Offices, Including Zip Code)

441-294-6350

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 16, 2007, the Company posted a financial supplement on its website. A copy of this financial supplement is attached as Exhibit 99.1.

The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Financial Supplement dated March 16, 2007

Signatures

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

QUANTA CAPITAL HOLDINGS LTD.

Date: March 16, 2007	By:	/s/ Peter D. Johnson
Name: Peter D. Johnson
Title: President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Financial Supplement dated March 16, 2007